Exhibit 10(d)(1)
                              SECOND AMENDMENT TO
                      STOCK AND OPTION PURCHASE AGREEMENT


      THIS SECOND AMENDMENT, dated as of June 17, 1998 (this "Second Amendment"), is made with respect to that certain Stock and Option Purchase Agreement, dated as of May 24, 1994 (the "Stock and Option Purchase Agreement"), between Texfi Industries, Inc., a Delaware corporation and Chadbourne Corporation, a Delaware corporation, as amended by First Amendment to Stock and Option Purchase Agreement dated as of November 13, 1997. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Stock and Option Purchase Agreement.

      The parties hereto hereby agree as follows:

       Amendment to Section 5.1. Section 5.1 shall be amended and restated in its entirety to read as follows:

            "The exercise price (the "Exercise Price") for the Option shall be the lower of: (i) the average closing price of the Common Stock on the New York Stock Exchange for the thirty (30) trading days preceding June 17, 1998; or, (ii) such price for the thirty (30) days following June 17, 1998. The Exercise Price is subject to adjustment as provided in Section 5.4 hereof".

      Amendment to Section 5.2. Section 5.2 is amended by deleting the reference therein to "five years" and inserting in lieu thereof "ten years".

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.


                              TEXFI INDUSTRIES, INC.



                              By: /s/ Andrew Parise
                                  ------------------------------------
                                   Name: Andrew Parise
                                   Title: President COO



                              CHADBOURNE CORPORATION



                              By:  /s/ William L. Remley
                                   -----------------------------------
                                   Name: William L. Remley
                                   Title: Exec. Officer


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